UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 2, 2010

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In the first quarter of 2010, Marsh & McLennan Companies, Inc. (“MMC”) and Kroll Inc. completed the sale of Kroll Laboratory Specialists (“KLS”). The operating results of KLS were not reclassified into discontinued operations in MMC’s Quarterly Report on Form 10-Q for the period ended March 31, 2010, since the amounts are insignificant to MMC. As disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010, on August 3, 2010, MMC completed the sale of Kroll Inc. to Altegrity, Inc. During such period MMC classified both KLS and Kroll Inc. as discontinued operations.

In order to reflect these classifications, MMC has attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, amended presentations of the following sections of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009:

¡	Item 6. Selected Financial Data;

¡	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

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Item 8. Financial Statements and Supplementary Data (including segment data and related disclosures contained in MMC’s audited consolidated financial statements at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

12.1	Amended Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Amended Item 6. Selected Financial Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

Date: September 2, 2010	By:	/s/ LUCIANA FATO
		Name:	Luciana Fato
		Title:	Deputy General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

12.1	Amended Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Amended Item 6. Selected Financial Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009

99.2	Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009

99.3	Amended Item 8. Financial Statements and Supplementary Data of MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

MMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including the disclosure therein that is restated by exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future events or results, use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “intend,” “plan,” “project” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” For example, we may use forward-looking statements when addressing topics such as: the outcome of contingencies; market and industry conditions; changes in our business strategies and methods of generating revenue; the development and performance of our services and products; changes in the composition or level of MMC’s revenues; our cost structure and the outcome of cost-saving or restructuring initiatives; dividend policy; the expected impact of acquisitions and dispositions; pension obligations; cash flow and liquidity; future actions by regulators; and the impact of changes in accounting rules.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include:

¡	our exposure to potential liabilities arising from errors and omissions claims against us, particularly in the Marsh and Mercer businesses;

¡	the impact of any regional, national or global political, economic, regulatory or market conditions on our results of operations and financial condition;

¡	our ability to make strategic acquisitions and dispositions and to integrate, and realize expected synergies, savings or strategic benefits from the businesses we acquire;

¡	the potential impact of rating agency actions on our cost of financing and ability to borrow, as well as on our operating costs and competitive position;

¡	changes in the funded status of our global defined benefit pension plans and the impact of any increased pension funding resulting from those changes;

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our exposure to potential criminal sanctions or civil remedies if we fail to comply with foreign and U.S. laws and regulations that are applicable to our international operations, including import and export requirements, U.S. laws such as the Foreign Corrupt Practices Act, and local laws prohibiting corrupt payments to government officials;

¡	the impact on our net income caused by fluctuations in foreign currency exchange rates;

¡	the extent to which we retain existing clients and attract new business, and our ability to incentivize and retain key employees;

¡	the impact of competition, including with respect to pricing, and the emergence of new competitors;

¡	our ability to successfully recover should we experience a disaster or other business continuity problem;

¡	changes in applicable tax or accounting requirements; and

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potential income statement effects from the application of FASB’s ASC Topic No. 740 (“Income Taxes”) regarding accounting treatment of uncertain tax benefits and valuation allowances and ASC Topic No. 350 (“Intangibles – Goodwill and Other”), including the effect of any subsequent adjustments to the estimates MMC uses in applying these accounting standards.

The factors identified above are not exhaustive. MMC and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, MMC cautions readers not to place undue reliance on its forward-looking statements, which speak only as of the dates on which they are made. MMC undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made. Further information concerning MMC and its businesses, including information about factors that could materially affect our results of operations and financial condition, is contained in MMC’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of MMC’s most recently filed Annual Report on Form 10-K.